                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 2000, with respect to the financial statements of Agere, Inc. included in Amendment No. 1 to this Registration Statement (Form S-4) and related Prospectus of Lucent Technologies Inc., for the registration of shares of its common stock.



                                                 /s/ ERNST & YOUNG LLP





Austin, Texas
March 14, 2000